SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 31, 2006

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway, Suite 200B
Austin, Texas 78746
(Address of principal executive office including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2006, HealthTronics, Inc. (the “Company”) completed the previously-announced sale of its specialty vehicles division to AK Acquisition Corp., a wholly-owned subsidiary of Oshkosh Truck Corporation (“Oshkosh”), for $140 million in cash. The Company used approximately $124 million of the net proceeds from the sale to repay in full the Term Loans B under its senior credit facility. In connection with the closing of the sale, the Company paid bonuses to certain officers of the specialty vehicles division, including payment of a $100,000 bonus to James Whittenburg, the president of the specialty vehicles division. The press release announcing the completion of the transaction is attached to this Form 8-K as Exhibit 99.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As discussed under Item 1.01 above, the Company completed the previously-announced sale of its specialty vehicles division to Oshkosh for $140 million in cash.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

HEALTHTRONICS, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED PROFORMA BALANCE SHEET MARCH 31, 2006 (Unaudited)

($ in thousands)	As Reported	Sale of Specialty Vehicle Manufacturing		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$18,857	$(1,958	) (A)	$27,646
		10,747	(B)
Accounts receivable, less allowance for doubtful accounts	35,852	(8,961	) (A)	26,891
Other receivables	3,652	(674	) (A)	2,978
Deferred income taxes	22,318	(50	) (A)	3,357
		(18,911	) (B)
Prepaid expenses and other current assets	4,985	(672	) (A)	4,313
Inventory	35,955	(26,629	) (A)	9,326

Total current assets	121,619	(47,108)		74,511

Property and equipment:
Equipment, furniture and fixtures	52,219	(4,944	) (A)	47,275
Building and leasehold improvements	18,225	(5,503	) (A)	12,722

	70,444	(10,447)		59,997
Less accumulated depreciation and
amortization	(28,220)	3,962	(A)	(24,258)

Property and equipment, net	42,224	(6,485)		35,739

Other investments	1,307	--		1,307
Goodwill, at cost	306,315	(52,867	) (A)	253,448
Intangible assets	6,811	--		6,811
Other noncurrent assets	3,758	(204	) (A)	3,554

	$482,034	$(106,664)		$375,370

LIABILITIES
Current liabilities:
Current portion of long-term debt	$10,979	$(24	) (A)	$9,705
		(1,250	) (B)
Accounts payable	13,149	(6,956	) (A)	6,193
Accrued distributions to minority interests	5,773	--		5,773
Accrued expenses	13,055	(5,101	) (A)	7,954
Customer deposits	5,890	(5,607	) (A)	283

Total current liabilities	48,846	(18,938)		29,908
Deferred compensation liability	135	(133	) (A)	2
Long-term debt, net of current portion	128,871	(122,500	) (B)	6,371
Other long term obligations	483	(450	) (A)	33
Deferred income taxes	28,916	(81	) (A)	30,590
		1,755	(B)

Total liabilities	207,251	(140,347)		66,904
Minority interest	31,248	319		31,567
STOCKHOLDERS' EQUITY
Common stock	196,295	--		196,295
Retained earnings	48,063	33,364	(B)	81,427
Treasury stock, at cost	(823)	--		(823)

Total stockholders' equity	243,535	33,364		276,899

	$482,034	$(106,664)		$375,370

HEALTHTRONICS, INC. AND SUBSIDIARIES PRO FORMA CONSOLIDATED STATEMENT OF INCOME THREE MONTHS ENDED MARCH 31, 2006

($ in thousands, except per share data)	As Reported	Sale of Specialty Vehicle Manufacturing		Pro Forma
Revenue:
Urology	$32,688			$32,688
Medical Device Sales and Service	5,934			5,934
Specialty Vehicle Manufacturing	25,679	$(25,679	)(C)	--
Other	152			152

Total revenue	64,453	(25,679)		38,774

Cost of services and general and administrative expenses:
Urology	16,859			16,859
Medical Device Sales and Service	5,658			5,658
Specialty Vehicle Manufacturing	22,442	(22,442	) (C)	--
Corporate	1,756			1,756
Depreciation and amortization	3,207	(332	) (C)	2,875

	49,922	(22,774)		27,148

Operating income	14,531	(2,905)		11,626
Other income (expenses):
Interest and dividends	133	(1	) (C)	132
Interest expense	(2,253)	1,927	(C)	(326)

	(2,120)	1,926		(194)

Income from continuing operations before provision
for income taxes and minority interest	12,411	(979)		11,432
Minority interest in consolidated income	10,370			10,370
Provision for income taxes	768	(377	) (C)	391

Net income	$1,273	$(602)		$671

Basic earnings per share:
Net income	$0.04			$0.02

Weighted average shares outstanding	34,906			34,906

Net income	$0.04			$0.02

Weighted average shares outstanding	35,251			35,251

HEALTHTRONICS, INC. AND SUBSIDIARIES PRO FORMA CONSOLIDATED STATEMENT OF INCOME YEAR ENDED DECEMBER 31, 2005

($ in thousands, except per share data)	As Reported	Sale of Specialty Vehicle Manufacturing		Pro Forma
Revenue:
Urology	$139,340			$139,340
Medical Device Sales and Service	18,202			18,202
Specialty Vehicle Manufacturing	109,447	$(109,447	) (C)	--
Other	705			705

Total revenue	267,694	(109,447)		158,247

Cost of services and general and administrative expenses:
Urology	61,756			61,756
Medical Device Sales and Service	12,247			12,247
Specialty Vehicle Manufacturing	98,170	(98,170	) (C)	--
Corporate	5,826			5,826
Depreciation and amortization	13,304	(1,215	) (C)	12,089

	191,303	(99,385)		91,918

Operating income	76,391	(10,062)		66,329
Other income (expenses):
Interest and dividends	459	(11	) (C)	448
Interest expense	(9,080)	7,926	(C)	(1,154)
Loan fees and bond call premium	(2,842)	2,842	(C)	--

	(11,463)	10,757		(706)

Income from continuing operations before provision
for income taxes and minority interest	64,928	695		65,623
Minority interest in consolidated income	48,030			48,030
Provision for income taxes	6,153	268	(C)	6,421

Income from continuing operations	10,745	427		11,172
Loss from discontinued operations, net of tax	(1,557)			(1,557)

Net income	$9,188	$427		$9,615

Basic earnings per share:
Income from continuing operations	$0.32			$0.33
Discontinued operations	$(0.05)			$(0.05)

Net income	$0.27			$0.28

Weighted average shares outstanding	34,311			34,311

Diluted earnings per share:
Income from continuing operations	$0.31			$0.32
Discontinued operations	$(0.05)			$(0.05)

Net income	$0.26			$0.27

Weighted average shares outstanding	35,182			35,182

NOTE TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Pro Forma Adjustments.

The accompanying pro forma consolidated statements of income for the year ended December 31, 2005 and for the three months ended March 31, 2006 reflect the sale of our specialty vehicle manufacturing segment as of the beginning of such periods. The pro forma consolidated balance sheet as of March 31, 2006 gives pro forma effect of the sale as if it occurred on March 31, 2006. Actual reported results may vary from those contained in the pro forma disclosure. These pro forma financial statements include the following pro forma adjustments:

(A)	Removal of assets and liabilities of the specialty vehicle manufacturing segment as a result of the sale
(B)	Receipt of proceeds, payment of debt, recording of gain on sale of the specialty manufacturing segment.

Proceeds from sale	$140,000
Repayment of Debt	(123,750)
Fees and Expenses	(5,503)

Net Cash Received	$10,747

(C)	Removal of the revenues and expenses of the specialty vehicle manufacturing segment as a result of the sale and the removal of interest expense on the debt which was repaid.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release, issued on July 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC. (Registrant)

Date: August 04, 2006	By:	/s/ James S.B. Whittenburg

	Name: Title:	James S.B. Whittenburg President – Urology, President –
Manufacturing, Senior Vice President –
Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, issued on July 31, 2006.